INCOME TAXES - Tax Holiday (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Feb. 28, 2021	Feb. 29, 2020	Feb. 28, 2019
INCOME TAXES
Increase in income tax expenses	$ 98,368	$ 36,750	$ 45,625
Net income / (loss) per common share-basic (in dollars per share)	$ (1.05)	$ (0.74)	$ 1.69
Net income / (loss) per common share-diluted (in dollars per share)	$ (1.05)	$ (0.74)	$ 1.61